UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K

                                  CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of The
                           Securities Exchange Act of 1934

August 09, 2007
Date of Report (Date of Earliest Event Reported)

HomeBanc Mortgage Trust 2007-1
(Exact name of issuing entity as specified in its charter)


HomeBanc Mortgage Corporation
(Exact name of Sponsor as specified in its charter)


HMB Acceptance Corporation
(Exact name of Depositor as specified in its charter)


 Delaware                 333-129452-03                54-2199287
(State or other           (Commission                  54-2199288
 Jurisdiction              File Number)                54-2199289
 of Incorporation)                                     54-2199563
                                                       (IRS Employer
                                                       Identification No)

c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD                                         21045
(Address of Principal Executive Offices)             (Zip Code)


(410) 884-2000
(Registrant's Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))



 Section 1 - Registrant's Business and Operations

 Item 1.03 - Bankruptcy or Receivership.

On August 9, 2007, HomeBanc Corp., together with certain of its subsidiaries, including HomeBanc Mortgage Corporation (the Sponsor and the Servicer), and HMB Acceptance Corp. (the Depositor), filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware (HomeBanc Mortgage Corporation, a Delaware corporation, et al., Case No. 07-11079 (KJC)). On August 10, 2007, the HomeBanc Corp. issued a press release announcing the filing of the voluntary petitions. Pursuant to General Instruction F to the Securities and Exchange Commission's Current Report on Form 8-K, the above referenced press release is attached to this Current Report as Exhibit 99.1 and the information contained therein is incorporated herein by this reference.


Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

  Exhibits

           Exhibit Number       Description

           EX-99.1 Press release dated as of August 10, 2007, by HomeBanc Corp. announcing voluntary petitions.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA3
(Issuing Entity)

By:  Wells Fargo Bank, N.A. as Master Servicer
By: /s/ Elisabeth A. Brewster
By: Elisabeth A. Brewster, Vice President
Date: August 14, 2007


EXHIBIT INDEX

           Exhibit Number        Description

           EX-99.1 Press release dated as of August 10, 2007, by HomeBanc Corp. announcing voluntary petitions.



EX-99.1

(logo) HOMEBANC Corp.

PRESS RELEASE

FOR IMMEDIATE RELEASE

INVESTOR CONTACT: Carol Knies, 404.459.7653, cknies@homebanc.com


HOMEBANC CORP. FILES FOR CHAPTER 11 BANKRUPTCY


ATLANTA, August 10, 2007 - HomeBanc Corp. ("HomeBanc" or "the Company") today announced that, after careful consideration, its Board of Directors has authorized the Company's management team to seek protection for the Company through the bankruptcy process in order to best preserve the value of the Company's remaining assets. Accordingly, HomeBanc Corp., together with certain of its subsidiaries, has today filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware. HomeBanc believes that, under the protection of Chapter 11, it will have the time and opportunity that it needs to achieve the best possible value for the creditors and other constituencies of its assets and operations, and to effect an orderly wind down of the Company.

HomeBanc previously announced on August 7, 2007 that it was unable to borrow any additional amounts under its credit facilities to satisfy its mortgage loan funding obligations, and therefore would no longer be accepting any mortgage loan applications or funding any mortgage loans previously originated and not yet funded. The Company also announced that it had determined to exit the mortgage loan origination business.

Kevin D. Race, HomeBanc's President and Chief Executive Officer, stated, "The recent disruptions in the mortgage loan and real estate markets have been dramatic - in terms of both magnitude and timing. These conditions have had a severely negative effect on HomeBanc's liquidity and business operations, and have put HomeBanc in an untenable business position going forward. It is incredibly unfortunate that HomeBanc, a company that has been built upon a foundation of exceptional people, has become a victim of the rapid and utter deterioration in the market. We believe that, by seeking Chapter 11 bankruptcy protection, we will be provided with an opportunity to achieve the highest value in exchange for our assets, and therefore benefit our creditors."

HomeBanc is the parent holding company of HomeBanc Mortgage Corporation, a mortgage banking company that historically focused on originating primarily prime purchase money residential mortgage loans in the Southeast United States. HomeBanc is headquartered in Atlanta, Georgia, and has offices in Georgia, Florida, North Carolina and Tennessee. For more information about HomeBanc, visit HomeBanc on the Internet at www.homebanc.com.

(page)

Cautionary Notice Regarding Forward-Looking Statements

This press release may include forward-looking statements within the meaning and subject to the protection of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements include, among others: HomeBanc's belief that its bankruptcy filing will maximize the value of its assets and result in an orderly wind down of the Company.

Such forward-looking statements are based on information presently available to the Company's management and are subject to various risks and uncertainties, including, without limitation: HomeBanc's inability to restructure itself on favorable terms, if at all; HomeBanc's inability to identify, pursue and consummate on favorable terms, if at all, transactions that will enable the Company to realize the maximum value for its assets;; the continued deterioration of credit and liquidity in the market, which would negatively affect HomeBanc's ability to realize the maximum value for its assets, or to complete financings and/or sales of its assets on favorable terms, if at all; the costs and delays of bankruptcy proceedings, including, without limitation, as a result of legal expenses and other professional fees, creditors' claims, litigation and other challenges that could arise in connection with the Company's bankruptcy filing; and the costs and the other risks and factors described in the Company's SEC reports and filings, including, without limitation, under the captions "Special Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors."

You should not place undue reliance on forward-looking statements, since the statements speak only as of the date that they are made. The Company has no obligation and does not undertake to publicly update, revise or correct any of the forward-looking statements after the date of this press release, or after the respective dates on which such statements otherwise are made, whether as a result of new information, future events or otherwise, except as may be required by law.

XXX


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